Summary Prospectus Supplement	August 23, 2019

Putnam International Value Fund

Summary Prospectus dated October 30, 2018

Effective August 31, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Darren Jaroch, Portfolio Manager, portfolio manager of the fund from 2005 to 2008 and since 2009

Assistant portfolio manager

Lauren DeMore, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2019

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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